BY-LAWS
                                       OF
                                EARTH LABS, INC.
                            (a Florida corporation)

                                    ARTICLE I
                               STOCK CERTIFICATES
                               ------------------

     1.1  Issuance.  Every  holder  of  shares  in  this  corporation  shall  be
          --------
entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

     1.2  Form.  Certificates  representing  shares in this corporation shall be
          ----
numbered and registered in the order in which they are issued and shall be signed by the president or vice president and secretary or an assistant secretary and may be sealed with the seal of this corporation or facsimiles if the certificate is manually signed on behalf of a transfer agent or registrar, other than the corporation itself or an employee of the corporation. In case any officer who signed or whose facsimile signature has been placed upon such a certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance.

     Every certificate representing shares which are restricted as to sale, disposition or other of such shares shall state that such shares are restricted as to transfer and shall set forth or unfairly summarize upon the certificate, or shall state that the corporation will furnish to any shareholder, upon request and without charge, a full statement of such restrictions.

     Each certificate representing shares shall state upon the face thereof: the name of the corporation; that the corporation is organized under the laws of this State; the name of the person or persons to whom it is issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or statement that the shares are without par value.

     1.3  Transfer  of  Stock.  The stock of the corporation shall be assignable
          -------------------
and transferable on the books of the corporation only by the person in whose name it appears on said books, his legal representatives or by his duly authorized agent. In case of transfer by attorney, the power of attorney, duly executed and acknowledged, shall be deposited with the secretary. In all cases of transfer, the former certificate must be surrendered and cancelled before a new certificate is issued.

     1.4  Lost,  Stolen or Destroyed Certificates.  If a shareholder has claimed
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to  have  lost or destroyed a certificate or certificates of stock issued by the corporation, the Board of Directors may direct, at its discretion, a new certificate or certificates issued, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost or destroyed, and upon the deposit of a bond or other indemnity in such amount and with such surety, if any, as the Board may require.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     2.1  Annual  Meeting.  The  annual  meeting  of  the  shareholders  of this
          ---------------
corporation shall be held sixty (60) days after the receipt of the financial statements of the preceding fiscal year at a place designated by the Board of Directors of the corporation. The annual meeting of the shareholders for any year shall be held no later than thirteen (13) months after the last preceding annual meeting of shareholders. Business transacted at the annual meeting shall include the election of directors of the corporation.

     2.2  Special  Meetings.  Special meetings of the shareholders shall be held
          -----------------
when directed by the president or the Board of Directors or when requested in writing by the holders of not less than ten percent (10%) of the shares entitled to vote at the meeting. A meeting requested by shareholders shall be called for a date not less than ten (10) nor more than sixty (60) days after the request is made, unless the shareholders requesting the meeting designate a later date. The call for the meeting shall be issued by the secretary, unless the president or the Board of Directors shall designate another person to do so.

     2.3  Place.  Both  annual  and special meetings of shareholders may be held
         ------
within  or  without  the  State  of  Florida.

     2.4  Notice.  Written notice stating the place, day and hour of the meeting
          ------
and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty
(60) days before the meeting, either personally or by first class mail, by or at the direction of the president, the secretary or the officer or the person calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     2.5  Notice  of  Adjourned Meeting.  When a meeting is adjourned to another
          -----------------------------
time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting to which the adjournment is taken, and at the adjournment meeting, any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

     2.6  Closing  of Transfer Books and Fixing Record Date.  For the purpose of
          -------------------------------------------------
determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

     In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

     If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

     Once a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

     2.7  Shareholder Quorum and Voting.  The majority of the shares entitled to
          -----------------------------
vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such items of business by that class or series.

     If a quorum is present, an affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law.

     After a quorum has been established at the shareholders' meetings, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     2.8  Conduct of Meeting.  The meeting of the shareholders shall be presided
          ------------------
over by one of the following officers in the order of seniority and if present and acting, the chairman of the board, if any; the president; a vice president; or, if none of the foregoing is in office, present and acting, by a chairman to be chosen by the shareholders. The secretary of the corporation, or in his absence, an assistant secretary, shall act as secretary of every meeting, but if neither the secretary nor an assistant secretary is present, the chairman of the meeting shall appoint a secretary of the meeting.

     2.9  Voting  of  Shares.  Except  as  otherwise provided in the Articles of
          ------------------
Incorporation, each outstanding share, regardless of class, shall be entitled to one (1) vote on each matter submitted to a vote at the meeting of shareholders. Treasury shares, shares of stock of this corporation owned by another corporation (the majority of the voting stock of which is owned or controlled by this corporation), and shares of stock of this corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any such meeting and shall not be counted in determining the total number of outstanding shares at any given time.

     A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

     At each election for directors, every shareholder entitled to vote at election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

     Such shareholder shall not have the right to accumulate his votes by giving one candidate as many votes as the number of directors to be elected at that time multiplied by the number of his shares, or by distributing such votes on the same principle among any number of such candidates.

     Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the by-laws of the corporate shareholder; or in the absence of any applicable by-laws, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of th by-laws or other instrument of the corporate shareholder. In the absence of any such designation, or in the case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be continued in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter, the pledgee or his nominee shall be entitled to vote the shares so transferred.

     On and after the date on which written notice of redemption or redeemable shares has been mailed to the holders thereof in a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefore, such shares shall not be entitled to vote on anymatter and shall not be deemed to be outstanding shares.

     2.10  Proxies.  Every  shareholder  entitled  to  vote  at  a  meeting  of
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shareholders  or  to  express  consent  or  dissent  without  a  meeting  or  a shareholder's duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

     Every proxy must be signed by the shareholder or his attorney-in-fact. A signed proxy is presumed valid. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

     The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or such death is received by the corporate officer responsible for maintaining the list of shareholders.

     If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present, then that one may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

     If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

     2.11 Action by Shareholders Without a Meeting.  Any action required by law,
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these  By-laws or the Articles of Incorporation of this corporation, to be taken at any annual or special meeting of shareholders of the corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without vote, if a consent in writing setting forth the action so taken shall be signed by the shareholders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon as a class, such written consent shall be required by the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

     Within ten (10) days after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which the dissenters' rights are provided for by law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the further provisions of law regarding the rights of dissent-ing shareholders.

                                  ARTICLE III.
                                    DIRECTORS
                                    ---------

     3.1  Function.  All  corporate  powers  shall  be exercised by or under the
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authority  of,  and the business and affairs of the corporation shall be managed under the direction of the Board of Directors ("Board" or "Board of Directors").

     3.2  Qualification.  Directors  need  not  be  residents  of  this state or
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shareholders  of  this  corporation.

     3.3  Compensation.  The  Board of Directors shall have the authority to fix
          ------------
the  compensation  of  directors.

     3.4  Duties  of  Directors.  A  director  shall  perform  his  duties  as a
          ---------------------
director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

     In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

          a. One or more officers or employees of the corporation whom the director reasonable believes to be reliable and competent in the matter presented;

          b. Counsel, public accountants or other persons as to matters which the director reasonable believes to be within such person's professional or expert competence; or
          c. A committee of the Board upon which he does not serve, duly designated in accordance with the provisions of the Articles of Incorporation or the By-laws, as to matters within its designated authority, which committee the director reasonable believes to merit competence.

     A director shall not be considered to be acting in good faith if he has knowledge of the matter in question that would cause such reliance described above to be unwarranted.

     A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of this corporation.

     3.5  Number.  This corporation shall have a minimum of one (1) director and
          ------
a maximum of fifteen (15) directors. The number of directors may be increased or decreased from time to time by amendment to these By-laws, but no decrease shall have the effect of shortening the terms of any incumbent director.

     3.6  Election and Term.  Each person named in the Articles of Incorporation
          -----------------
as a member of the initial Board of Directors shall hold office until the first annual meeting of shareholders, and until a successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

     At the first annual meeting of the shareholders and at each annual meeting thereafter, the shareholders shall elect direc- tors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

     3.7  Vacancies.  Any  vacancies  occurring  in  the  Board  of  Directors,
          ---------
including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of the majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

     3.8  Removal  of  Directors.  At  a  meeting  of  the  shareholders  called
          ----------------------
expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     3.9 Quorum in Voting.  A majority of the number of directors fixed by these
         ----------------
By-laws shall constitute a quorum for the transac-tion of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     3.10  Board  Committees.  The Board of Directors may, by resolution adopted
           -----------------
by a majority of the Board, designate and appoint one or more of the following committees, which shall be comprised of member so the Board of Directors:

          a.  Executive  Committee.  The Board of Directors may elect from among
              --------------------
its members an Executive Committee to whom may be delegated, from time to time and until further order of the Board of Directors, any or all of the powers of said Board in connection with the affairs of the corporation.

          b.  Standing and Other Committees.  The Board of Directors may appoint
              -----------------------------
standing or such other committees of directors, officers or otherwise as deemed desirable including, but not limited to: (1) Nominating Committee; (2) Finance Committee; (3) Audit Committee; (4) Compensation Committee.

     Standing committees shall have the responsibilities and duties as set forth by the Board and shall have their members appointed by the Board of Directors from within or without its own membership, at any meeting held for that purpose. In every case, standing committees shall be subject to the general supervision of the Board of Directors to whom each of them shall make a report not less often than annually, containing such recommendations as its membership deems necessary, appropriate or desirable. Other committees, temporary or continuing, shall act with respect to such special or general problems as the Board of Directors may, from time to time, determine. Any or all of such other committee or committees may be terminated at any time by the Board of Directors.

     3.11  Place  of  Meetings.  Regular  and  special  meetings by the Board of
           -------------------
Directors may be held within or without the State of Florida. Meeting shall be held at such place as shall be fixed by the Board.

     3.12  Time,  Notice and Call of Meetings.  Regular meetings of the Board of
           ----------------------------------
Directors shall be held immediately following the annual shareholders meeting. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, facsimile, telegram or cablegram at least two (2) days before the meeting or by notice mailed to the director at least five (5) days before the meeting.

     Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice of waiver of notice of such meeting.

     A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

     Meetings of the Board of Directors may be called by the chairman of the board, by the president of the corporation or by any one or more directors.

     Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar commun-ications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     3.13  Action  Without  a  Meeting.  Any  action  required  to be taken at a
           ---------------------------
meeting of the directors of the corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

                                   ARTICLE IV
                                 INDEMNIFICATION
                                 ---------------

     Each person who at any time is, or shall have been, a director, officer, employee or agent of the corporation, and is threatened to be or is made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director, officer, employee or agent of the corpo- ration, or served at the request of the corporation as a direc- tor, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reason- ably incurred by him in connection with any such action, suit or proceeding to the full extent allowed under the Florida Statutes and such expenses shall be advanced as incurred upon receipt of an undertaking to repay such amount if such person is found not to be entitled to such indemnification pursuant to such Section. The foregoing right of indemnification shall in no way be exclusive of any other rights or indemnification to which any such director, officer, employee or agent may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                                    ARTICLE V
                                    OFFICERS
                                    --------

     5.1  Officers. The officers of this corporation consist of a president, one
          --------
or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect a president, vice president, secretary or treasurer shall not affect the existence of this corporation.

     5.2  Duties.  The  officers  of  the  corporation  shall have the following
          ------
duties:

          a.  President.  The president shall be the chief execu-tive officer of
              ---------
the corporation, shall have general and active management of business and affairs of the corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders.

          b.  Vice  President.  The vice presidents shall perform such duties as
              ---------------
shall, from time to time, be prescribed by the Board of Directors or the president, and in the absence of the president shall act in the order of their seniority, unless otherwise prescribed by the Board.

          c.     Secretary.  The  secretary  shall  have  custody  of, and shall
                 ---------
maintain, all of the corporate records except the financial records, shall record the minutes of all meetings of the shareholders and Board of Directors, send out all notices of meetings, and perform such other duties as may be prescribed by the Board of Directors or the president.

          d.  Treasurer.  The  treasurer  shall  have  custody  of all corporate
              ---------
funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of the shareholders and whenever else required by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president.

     5.3  Removal of Officers.  Any officer or agent elected or appointed by the
          -------------------
Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby.

     Any officer or agent elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officer or agent.

     Any vacancy, however occurring, in any office may be filled by the Board of Directors, unless the By-laws shall have expressly reserved such powers to the shareholders.

     Removal of any officer shall by without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

     5.4  Compensation  of  Officers.  The officers shall receive such salary or
          --------------------------
compensation  as  may  be  determined  by  the  Board  of  Directors.

                                   ARTICLE VI
                                BOOKS AND RECORDS
                                -----------------

     6.1  Books  and  Records.  This corporation shall keep correct and complete
          -------------------
books and records of account and shall keep minutes of the proceeding s of its shareholders, Board of Directors and committees of directors.

     This corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all the shareholders and the number, or class and series, if any, of the shares held by each.

     Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

     6.2  Shareholders'  Inspection  Rights.  Any  person  who shall have been a
          ---------------------------------
holder of record of shares or of voting trust certificates therefore at least six (6) months immediately proceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent (5%) of the outstanding shares of any class or series of the corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any purposes if relevant, books and records of account, minutes and records of shareholders and to make extracts therefrom.

     6.3  Financial Information.  Not later than four (4) months after the close
          ---------------------
of each fiscal year, this corporation shall prepare a balance sheet showing in reasonable detail the financial conditions of the corporation as the close of its fiscal year, and a profit and loss statement showing the results of the operations of the corporation during its fiscal year.

     Upon written request of any shareholder or holder of voting trust certificates for shares of the corporation, the corporation shall mail to such shareholder or holder of votingtrust certificates a copy of the most recent such filed balance sheet and profit and loss statement.

     The balance sheets and profit and loss statements shall be filed in the registered office of the corporation in this State, shall be kept for at least five (5) years and shall be subject to inspection during the business hours by any shareholder or holder of voting trust certificates, in person or by agent.

                                   ARTICLE VII
                                    DIVIDENDS
                                    ---------

     The Board of Directors of this corporation may, from time to time, declare, and the corporation may pay, dividends on its shares in cash, property or its own shares, except when the corporation is insolvent or when the payment thereof would be contrary to any restrictions contained in the Articles of Incorporation and shall be subject to the provisions of Chapter 607, Florida Statutes.

                                  ARTICLE VIII
                                 CORPORATE SEAL
                                 --------------

     The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of this corporation and the year and state of its incorporation.

                                   ARTICLE IX
                                    AMENDMENT
                                    ---------

     These By-Laws may be repealed or amended, and new by-laws may be adopted by either the Board of Directors or the shareholders, but the Board of Directors may not amend or repeal any By-law adopted by the shareholders if the shareholders specifically provide that such By-law is not subject to amendment or repeal by the directors. No such amendment may terminate the right to indemnification and advancement of expenses provided for herein to any person covered at any time by such provisions.